Fees Summary	Dec. 02, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 569.47
Total Fee Amount	569.47
Total Transaction Valuation	4,123,582.00
Total Offset Amount	0.00
Net Fee	$ 0.00